UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54111	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Main Street		14031
Clarence, New York		(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2013, the Board of Directors of 22nd Century Group, Inc. (the “Company”) appointed Richard M. Sanders as a director of the Company to fill a vacancy on the Board of Directors of the Company. As a non-employee director, Mr. Sanders will receive the same compensation to be paid to all non-employee directors of the Company. There are no arrangements between Mr. Sanders and any other person pursuant to which he was elected to serve as a director of the Company, nor are there any transactions in which the Company is a participant in which Mr. Sanders has a material interest.

Item 7.01.	Regulation FD Disclosure.

On December 10, 2013, the Company issued a press release announcing the appointment of Mr. Sanders as a director. A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Joseph Pandolfino
Date:	December 10, 2013	Joseph Pandolfino
Chief Executive Officer